                                                                    Exhibit 99.4

                          ST. LAURENT PAPERBOARD INC.

            CONSOLIDATED STATEMENT OF EARNINGS AND RETAINED EARNINGS

                                  (unaudited)
             (in thousands of US dollars, except per share amounts)

                                                         FIRST QUARTER ENDED
                                                              MARCH 31,
                                                      -------------------------
                                                        2000             1999
                                                      --------         --------
Sales                                                 $300,110         $216,475
Cost of delivery                                        17,921           18,051
                                                      --------         --------
Net sales                                              282,189          198,424
Cost of sales                                          213,621          164,592
Selling and administrative expenses                     23,694           12,687
Amortization                                            18,631           16,435
                                                      --------         --------
                                                       255,946          193,714
                                                      --------         --------
Operating earnings                                      26,243            4,710
Interest expense, net                                    8,193            7,057
Other expense (income)                                   3,373           (4,816)
                                                      --------         --------
Earnings before income taxes                            14,677            2,469
Provision for income taxes                               6,207              479
                                                      --------         --------
                                                         8,470            1,990
Earnings from equity investment / minority
interests                                                 (137)             285
                                                      --------         --------
Net earnings                                          $  8,333         $  2,275
                                                      ========         ========
Net earnings per common share

  Basic                                               $   0.17         $   0.05
                                                      ========         ========
  Fully diluted                                       $   0.17         $   0.05
                                                      ========         ========

Weighted average number of outstanding
common shares (in thousands)                            49,559           49,264
                                                      ========         ========

Retained earnings at beginning of period              $ 40,106         $  1,769
Employee future benefits transitional amount           (19,643)              --
Net earnings                                             8,333            2,275
                                                      --------         --------
Retained earnings at end of period                    $ 28,796         $  4,044
                                                      ========         ========


                          ST. LAURENT PAPERBOARD INC.

               CONSOLIDATED STATEMENT OF CHANGES IN CASH POSITION

                                  (unaudited)
                          (in thousands of US dollars)

                                                           FIRST QUARTER ENDED
                                                                 MARCH 31,
                                                           --------------------
                                                            2000          1999
                                                           ------        ------
CASH PROVIDED BY (USED IN)

OPERATING ACTIVITIES

  Net earnings                                             $ 8,333      $ 2,275
  Items not involving cash
    Amortization of property, plant and equipment,
      start up, deferred costs and goodwill                 18,631       16,435
    Amortization of debt issue costs                           510          399
    Future income taxes                                      5,456          185
    Loss (gain) on sale of property, plant and equipment       185       (4,553)
    Other                                                      135         (222)
  Start-up and other deferred costs incurred                (1,511)        (691)
  Post retirement expense, net of funding                     (378)       1,041
  Earnings from equity investment / minority
    interests                                                  137         (285)
                                                           -------      -------
                                                            31,498       14,584
  Change in non-cash working capital
  relating to operations

    Accounts receivable                                     (6,120)      (9,674)
    Inventory                                               (4,732)       8,345
    Prepaid expenses                                         7,445        1,464
    Accounts payable and accruals                            2,597       11,092
    Income and other taxes payable                            (425)         (42)
                                                           -------      -------
                                                            (1,235)      11,185
                                                           -------      -------
  Cash provided by operating activities                     30,263       25,769
                                                           -------      -------
INVESTING ACTIVITIES
  Equity investment                                             --       (9,607)
  Additions to property, plant and equipment               (23,245)      (6,204)
  Proceeds from disposals of property, plant
    and equipment                                              142        5,655
                                                          --------     --------
                                                           (23,103)     (10,156)
                                                          --------     --------
FINANCING ACTIVITIES

  Issuance of common shares, net of expenses                 3,318          333
  Minority interests                                           729           --
  Issuance of long-term debt                                 8,790           70
  Repayment of long-term debt                               (9,561)         (24)
  Debt issue costs                                              19         (127)
                                                          --------     --------
                                                             3,295          252
                                                          --------     --------
INCREASE (DECREASE) IN CASH                                 10,455       15,865
CASH (INDEBTEDNESS) AT BEGINNING OF PERIOD                  14,891       (3,519)
                                                          --------     --------
CASH (INDEBTEDNESS) AT END OF PERIOD                      $ 25,346     $ 12,346
                                                          ========     ========
CASH AND CASH EQUIVALENTS

  Cash on hand                                              22,225        6,713
  Temporary investments                                      3,121        5,633
                                                          --------     --------
                                                          $ 25,346     $ 12,346
                                                          =========    ========

                                       2

ST. LAURENT PAPERBOARD INC.

CONSOLIDATED BALANCE SHEET

(in thousands of US dollars)

                                                 March 31,          December 31,
                                                   2000                 1999
                                                ----------          -----------
                                                (unaudited)          (audited)
ASSETS

CURRENT ASSETS
  Cash and temporary investments                $   25,346           $   14,891
  Accounts receivable                              130,399              124,279
  Income and other taxes receivable                  5,217                4,792
  Inventories                                      111,213              106,481
  Prepaid expenses                                   6,539               13,984
                                                ----------           ----------
                                                   278,714              264,427

PROPERTY, PLANT AND EQUIPMENT                      822,530              816,879
DEFERRED CHARGES AND OTHER ASSETS                   33,008               33,898
GOODWILL                                            39,783               40,339
                                                ----------           ----------
                                                $1,174,035           $1,155,543
                                                ==========           ==========
LIABILITIES

CURRENT LIABILITIES
  Accounts payable and accrued liabilities      $  105,443           $  102,846
  Current portion of long-term debt                 48,167               47,397
                                                ----------           ----------
                                                   153,610              150,243
LONG-TERM DEBT                                     336,735              338,206
FUTURE INCOME TAXES                                 14,501               18,305
OTHER LIABILITIES                                   61,196               32,804

SHAREHOLDERS' EQUITY
  Common shares                                    576,789              573,471
  Contributed surplus                                2,408                2,408
  Retained earnings                                 28,796               40,106
                                                ----------           ----------
                                                   607,993              615,985
                                                ----------           ----------
                                                $1,174,035           $1,155,543
                                                ==========           ==========


                          ST. LAURENT PAPERBOARD INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
    (ALL AMOUNTS ARE EXPRESSED IN UNITED STATES ("US") DOLLARS EXCEPT WHERE
                              OTHERWISE INDICATED)
                                  (Unaudited)

1.   CHANGE IN ACCOUNTING POLICY

     In the first quarter of 2000, the Company retroactively adopted the new accounting standard of the Canadian Institute of Chartered Accountants regarding employee future benefits which requires all employee future benefits to be accounted for on an accrual basis. Financial statements of prior periods were not restated. The impact of this change was to increase other liabilities by $28.9 million, increase future tax benefits by $9.3 million and decrease retained earnings by $19.6 million. The impact on earnings was not significant.

2.   SUBSEQUENT EVENTS

     Contingency

     The consolidated financial statements of the Company as at December 31, 1999 mentioned the issuance of Notices of Violations under the Clear Air Act by the U.S. Environmental Protection Agency and the Virginia Department of Environmental Quality to its West Point mill which was acquired in 1997 from Chesapeake Corporation and the related circumstances. Under the Purchase Agreement, the Company is entitled to indemnification up to a maximum of $50 million. A third party appointed by the Company and Chesapeake has ruled to extend the indemnification period from May 8, 2000, as previously reported, to August 7, 2000 and further extended by agreement of the parties to November 6, 2000.

     Merger with Smurfit Stone Container Corporation ("SSCC")

     On February 20, 2000, SSCC and the Company entered into a pre-merger agreement pursuant to which SSCC agreed to acquire all the issued and outstanding shares of the Company for a per share consideration of $12.50 and one-half share of SSCC. Shareholders and regulatory approvals were subsequently obtained and the transaction closed on May 31, 2000.

3. RECONCILIATION TO UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (U.S. GAAP)

     The consolidated financial statements have been prepared in accordance with generally accepted accounting principles in Canada (Canadian GAAP) which conform in all material respects with generally accepted accounting principles in the United States to the extent as required by Item 17 of Form 20-F, except as set forth below.

     RECONCILIATION OF EARNINGS AND BALANCE SHEET TO U.S. GAAP

         EARNINGS ADJUSTMENTS

                                                              First quarter     First quarter
                                                                  2000               1999
                                                              -------------     -------------


        Net earnings (loss) in accordance with
           Canadian GAAP                                         $8,333            $2,275
                                                                 ------            ------
        Adjustments:

        Pension expense (1)                                      $ (225)           $ (233)
        Unrealized  exchange  loss on long-term  debt (2)            96                95
        RSU/stock options (3)                                      (169)             (126)
        Deferred start-up costs (4)                                (742)              172
        Income tax impact of the above adjustments                  319                20
                                                                 ------            ------
                                                                 $ (721)           $  (72)
                                                                 ------            ------
        Net earnings (loss) in accordance with                   $7,612            $2,203
           U.S. GAAP                                             ======            ======

        Net earnings (loss) per common share
           in accordance with U.S. GAAP  - basic                 $ 0.15            $ 0.04
                                                                 ======            ======
        Net earnings (loss) per common share -
           fully diluted (6)                                     $ 0.15            $ 0.04
                                                                 ======            ======

        CONSOLIDATED BALANCE SHEET ADJUSTMENTS


                                                     March 31st 2000                    December 31st 1999
                                              CAN. GAAP          U.S. GAAP         CAN. GAAP         U.S. GAAP
                                              ---------          ---------         ---------         ---------
                                                                  (in thousands of dollars)

        Working capital                       $  125,104         $  125,104      $   114,184        $  114,184
        Property, plant and equipment            822,530            822,530          816,879           816,879
        Future income taxes (1,4)                     --                 --               --                --
        Other assets (1,2,4,5)                    72,791             75,316           74,237            77,051
                                              ----------         ----------       ----------        ----------
                                              $1,020,425         $1,022,950       $1,005,300        $1,008,114
                                              ==========         ==========       ==========        ==========

        Long-term debt                        $  336,735         $  336,735       $  338,206        $  338,206
        Future income taxes (1,4)                 14,501             21,156           18,305            16,018
        Other liabilities (1)                     61,196             46,241           32,804            46,528
        Shareholders' equity (1,2,3,4,5)         607,993            618,818          615,985           607,362
                                              ----------         ----------       ----------        ----------
                                              $1,020,425         $1,022,950       $1,005,300        $1,008,114
                                              ==========         ==========       ==========        ==========


         (1) Until December 1999, accounting for pension costs under U.S. GAAP differed from Canadian GAAP principally with respect to the choice of the discount rate used to calculate the projected benefit obligation and to the valuation of assets and related effects on pension expense. The adoption in 2000 of a new accounting standard for pension costs in Canada eliminated most of the differences with the U.S. accounting rule. With the adoption of the new Canadian accounting rule, the Company recognized as of the beginning of the year, the liability for underfunded plans representing the excess of the projected benefit obligation over the pension plan assets, less the pension liability already recognized. Under U.S. GAAP, the Company would have recorded an additional minimum liability for underfunded plans representing the excess of the accumulated benefit obligation over the
              pension plan   assets,  less  the   pension  liability   already
              recognized and the net unamortized prior service cost. Starting in 2000, the amortization of the unrecognized liability under U.S. GAAP represented by the difference between the projected benefit obligation and the accumulated benefit obligation will create the main difference between the Canadian and U.S. GAAP. Under U.S. GAAP, a minimum liability at December 31, 1999 and March 31, 2000 of $12.1 million would be accounted for and offset by an intangible asset of $11.4 million and a component of accumulated other comprehensive income of $0.5 million net of a tax benefit of $0.2 million.

RECONCILIATION TO UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (U.S. GAAP) (CONTINUED)


         (2) Unrealized exchange gains and losses arising on the translation, at exchange rates prevailing on the balance sheet date, of long-term debt repayable in a foreign currency are deferred and amortized over the remaining life of the related debt. Under U.S. GAAP, such exchange gains and losses are included in earnings.

         (3) Under U.S. GAAP, the Company had elected in 1995 to measure compensation costs related to awards of RSUs and stock options using the fair value based method of accounting as recommended under FASB Statement 123. The recognition provision has not been applied to awards granted in 1994. The fair value of options granted in 1999 was estimated using the Black-Scholes options pricing model, taking into account an interest risk-free rate of 6%, an expected volatility of 25% and an expected life of four years. The weighted average grant date fair value of options granted during 1999 was $3.39. The expected rate of cancellation of options and RSUs is estimated at 5% and 6.5% respectively per year. The cost related to the RSUs, which is amortized over a period of three years, is based on the market value of the Company's shares as of the grant date. The program was terminated in 1998. No RSUs were granted in 1999 and 2000 and no options were granted in the first quarter of 2000.

         (4) Under Canadian GAAP, start-up costs can be deferred and amortized. Under U.S. GAAP, such costs are charged to earnings as incurred.


         (5)  Under  U.S.  GAAP,  advances  to  officers  and  managers  for the
              purchase  of  shares  of  the  Company   must  be  deducted   from
              shareholders' equity.

         (6) Under U.S. GAAP, the effect of potential conversion is calculated using the treasury stock method for options and warrants. Under the treasury stock method, earnings per share are calculated as if options and warrants were exercised at the beginning of the year and as if the funds were used to purchase the Company's stock in the market. Under Canadian GAAP, the funds theoretically received on conversion are assumed to earn an appropriate rate of return.

4.   SEGMENTED INFORMATION

                                                                             Woodlands,
                                                                             Solid Wood
                                                  Primary                  and unallocated
First Quarter ended March 31, 2000                 mills     Converting        amounts          Total
----------------------------------               --------    ----------    ---------------    ----------
Net sales to third parties                       $134,819    $133,674          $13,696        $  282,189

Inter-segment sales                                31,744           -                -            31,744
                                                 --------    --------          -------        ----------
Total                                            $166,563    $133,674          $13,696        $  313,933

EBITDA                                             38,193       6,410              271            44,874

Amortization                                       14,401       3,474              756            18,631

Operating earnings (loss)                          23,792       2,936             (485)           26,243

Identifiable assets                               764,941     345,428           63,666         1,174,035

Additions to property, plant and equipment         10,163      12,759              323            23,245


                                                                             Woodlands,
                                                                             Solid Wood
                                                  Primary                  and unallocated
First Quarter ended March 31, 1999                 mills     Converting        amounts          Total
----------------------------------               --------    ----------    ---------------    ----------
Net sales to third parties                       $119,521    $ 75,271          $ 3,632        $  198,424

Inter-segment sales                                18,338           -                -            18,338
                                                 --------    --------          -------        ----------
Total                                            $137,859    $ 75,271          $ 3,632        $  216,762

EBITDA                                             16,052       5,629             (536)           21,145

Amortization                                       13,994       2,034              407            16,435

Operating earnings (loss)                           2,058       3,595             (943)            4,710

Identifiable assets                               785,028     188,866           85,943         1,059,837

Additions to property, plant and equipment          3,783       2,246              175             6,204